UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 19, 2023

NATE’S FOOD CO.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(949) 381-1834
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001	NHMD	OTC

Item 8.01 Other Information.

1.       The company has established Omni Commodities, LLC, a wholly-owned subsidiary through which it conducts its burgeoning commodities business. We are pleased to announce that Omni Commodities has successfully completed the registration process and has obtained its unique General Administration of Customs China (GACC) registration number from the Bureau of Import and Export Food Safety in China.

2.       The Company entered a strategic partnership with a brokerage firm, wherein brokerage firm will connect buyers and sellers with our company for sugar and chicken paw transactions. Specific terms will be negotiated on a per-client basis. As part of this partnership, our company has committed $150,000 to secure a sugar deal in Brazil which is currently in the process of finalizing the contract with the seller in China.

3.       The Company will be launching a new subsidiary, a master brokerage company dedicated to the dynamic and critical fuel industry. Leveraging Nate Steck's extensive experience in working with master brokers, this venture brings a wealth of expertise of dealing with brokers with our primary goal is to streamline and enhance the fuel buying and selling process.

At present, we are actively collaborating with three buyer groups in the fuel business to develop a robust vetting system that assesses the financial capabilities of buyers and the reliability of sellers and their products. Our commitment to transparency and trustworthiness ensures that all parties involved in fuel transactions meet stringent criteria, minimizing risks and ensuring successful deals. For example, a typical Jet A1 deal comprises an initial trial shipment of 2 million barrels, followed by ongoing monthly contracts ranging from 4 to 6 million barrels per month, often spanning 1 to 3 years. Brokerage firms in the fuel industry typically earns commissions ranging from $1 to $2 per barrel, with equitable distribution between all the buyer and seller's brokers/agents.

In addition to our vetting services, we are working closely with buyer groups to source various types of fuel, including Jet A1 and LNG (liquefied natural gas).

The information in this Current Report on Form 8-K with respect to Item 8.01 is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nate’s Food Co.

Dated: December 19, 2023	By:	/s/ Nate Steck
Name: Nate Steck
Title: CEO

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